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                                                                    Exhibit 10.4
                                                                    ------------

                                27 February 2004


                           TOM.COM ENTERPRISES LIMITED


                      BEIJING SUPER CHANNEL NETWORK LIMITED


                           =========================

                           TRADEMARK AND DOMAIN NAME
                                LICENCE AGREEMENT

                           =========================

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                                    CONTENTS

CLAUSE                                                                      PAGE


1.  INTERPRETATION............................................................ 1

2.  TERMINATION OF PREVIOUS LICENCES AND AMENDMENT OF SUB-LICENCES............ 4

3.  GRANT OF LICENCE.......................................................... 4

4.  CONDITIONS OF USE......................................................... 6

5.  MAINTENANCE OF MARKS AND DOMAIN NAMES..................................... 7

6.  APPROVAL AND INSPECTION................................................... 7

7.  REGISTRATION OF THE DOMAIN NAMES.......................................... 8

8.  OWNERSHIP................................................................. 8

9.  INFRINGEMENT.............................................................. 9

10. CONFIDENTIAL INFORMATION................................................. 10

11. INDEMNITY................................................................ 10

12. LICENSEE'S REPRESENTATIONS AND WARRANTIES................................ 11

13. DURATION OF AGREEMENT.................................................... 12

14. TERMINATION.............................................................. 13

15. CONSEQUENCES OF TERMINATION.............................................. 14

16. ASSIGNMENT AND OTHER DEALINGS............................................ 15

17. RESOLVING DISPUTES....................................................... 16

18. NOTICES.................................................................. 17

19. WAIVERS.................................................................. 18

20. REMEDIES CUMULATIVE...................................................... 19

21. AMENDMENT................................................................ 19

22. SEVERABILITY............................................................. 19

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23. FORCE MAJEURE............................................................ 19

24. ENTIRE AGREEMENT......................................................... 19

25. LEGAL RELATIONSHIP....................................................... 20

26  GOVERNING LAW AND JURISDICTION........................................... 20

27. LANGUAGE................................................................. 20

28. COUNTERPARTS............................................................. 20

SCHEDULE 1 TRADEMARKS......................................................... 1

SCHEDULE 2 DOMAIN NAMES....................................................... 1

SCHEDULE 3 TOM.COM & DEVICE................................................... 1

SCHEDULE 4 BRAND GUIDELINES................................................... 1

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This Trademark and Domain Name Licence Agreement is made on 27 February 2004

Between

(1) TOM.COM ENTERPRISES LIMITED (Licensor), a company incorporated under the laws of British Virgin Islands, whose registered office is at Offshore Incorporations Limited, P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands; and

(2) BEIJING SUPER CHANNEL NETWORK LIMITED also known as [Company name in Chinese] (Licensee), a company incorporated under the laws of the People's Republic of China, whose registered office is at Room F09, 2/F, 3 North Yongchong Road, Beijing Economic-Technological Development Area, Beijing, the People's Republic of China.

Whereas

(A)  The Licensor is the owner of the Marks and the registrant of the Domain
Names.

(B) The Licensor has agreed to grant the Licensee, and the Licensee has accepted, a licence to use the Marks and the Domain Names on the terms and conditions of this agreement.

(C) The parties have mutually agreed to terminate the two licence agreements that they entered into on 26 September 2003 in respect of the Marks and Domain Names.

It is agreed as follows:

1.    Interpretation

1.1   In this agreement:

Audio-visual Business means a business that involves the production, licensing and/or delivery of audio-visual content by any transmission mode, including without limitation broadcasting (whether by satellite, cable or otherwise), web-casting and any other mode which is now known or may be developed in the future;

Beijing Lei Ting means Beijing Lei Ting Wan Jun Network Technology Limited [Company name in Chinese], a company established under the laws of the PRC with limited liability;

Brand Guidelines means the guidelines set out in Schedule 4 prescribing the permitted context, form and manner in which the Marks may be used, and may be amended from time to time by written notice from the Licensor to the Licensee;

Business Day means a day (other than a Saturday or Sunday) on which banks are generally open in the Territory for business;

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Confidential Information is defined in clause 10.1(a);

Domain Names means the internet names of websites, which are registered with accredited registrars of Internet Corporation for Assigned Names and Numbers, as set out in Schedule 2;

Expiry Date is defined in clause 13.1;

GreaTom means Beijing GreaTom United Technology Company Limited [Company name in Chinese], a company established under the laws of the PRC with limited liability;

Group means TOM Online Inc. and:

(a)   its wholly owned subsidiaries from time to time;

(b) any entity established in the PRC in which it enjoys the entire economic interest (and over which it has effective control) through contractual arrangements;

(c) GreaTom (for so long as TOM Online Inc. or one of its wholly owned subsidiaries is interested in at least 90% of the registered capital of GreaTom); and

(d)   any such other entity as may from time to time be agreed by the Licensor;

Intellectual Property Rights means trade marks, copyright, designs, logos, get-up, confidential information, know-how or other intellectual property rights whether registered or not and including applications for registration, and all rights or forms of protection having equivalent or similar effect anywhere in the world;

Internet Portal means a website that acts as an entrance to other websites on the internet and it typically incorporates (but not always) search engines, free email, instant messaging and chat, personalised home pages and news services;

Licensed Services means the business comprising the following:

(a) commercial enterprise solutions, being the provision of technical and consultancy services in respect of internet-related computer hardware and software to enable customers to set up their internet and wireless infrastructures;

(b) value-added products and services provided by or through an Internet Portal, including but not limited to the provision of SMS, MMS, online games, ringtones, lifestyle and business information, educational material and dating services, delivered to users by the means of:

      (i) wireless telecoms networks (such as mobile phones and interactive voice response); and

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      (ii) websites;

(c) online advertising services, where advertising on an Internet Portal is sold to third parties (for example, in the form of banner advertising or pop-up boxes) at both the wholesale and retail levels; and

(d) e-commerce, that allows users and merchants to sell/purchase products and services through the internet to/from other users and merchants,

but excluding in each case any Audio-visual Business;

Marks means the Trademarks and the "TOM.COM & Device" mark collectively;

Permitted Sub-Licensee means any entity, to whom the Licensee sub-licenses the right to use any of the Marks and/or the Domain Names pursuant to clause 16.5;

PRC means the People's Republic of China (excluding Hong Kong, Macau and
Taiwan);

Registrar means the accredited registrars of Internet Corporation for Assigned Names and Numbers, with whom the Licensor has registered the Domain Names;

Shenzhen Freenet means Shenzhen Freenet Information Technology Company Limited [Company name in Chinese], a company established under the laws of the PRC with limited liability;

Sub-licences means:

(a)   the agreements in respect of the sub-licence of the Marks between:

      (i)   the Licensee and Beijing Lei Ting dated 26 September 2003;

      (ii)  the Licensee and Shenzhen Freenet dated 26 September 2003; and

      (iii) the Licensee and Wu Ji Network dated 19 November 2003; and

(b)   the agreements in respect of the sub-licence of the Domains between:

      (i)   the Licensee and Beijing Lei Ting dated 26 September 2003;

      (ii)  the Licensee and Shenzhen Freenet dated 26 September 2003; and

      (iii) the Licensee and Wu Ji Network dated 19 November 2003;

Territory means the PRC;

Term means the term of this agreement, as set out in clause 13;

TOM.COM & Device means the mark sets out in Schedule 3;

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Trademark Office means a government body that has the statutory power to deal with matters relating to trademarks, including recording licences of trademarks in the PRC;

Trademarks means the marks set out in Schedule 1; and

Website means a set of web pages hosted on a computer that is connected the internet, where the uniform resource locator of that computer contains any of the Domain Names; and

Wu Ji Network means Beijing Leitingwuji Network Technology Company Limited [Company name in Chinese], a company established under the laws of the PRC with limited liability.

1.2   In this agreement, unless the context otherwise requires:

(a) references to persons includes individuals, bodies corporate (wherever incorporated), unincorporated associations and partnerships; and

(b) the headings are inserted for convenience only and do not affect the construction of this agreement.

1.3 The Schedules comprise 2 schedules to this agreement and form part of this agreement.

2.    Termination of previous licences and Amendment of Sub-licences

2.1 The Licensor and the Licensee agree to terminate the two licence agreements, which they entered into on 26 September 2003 in respect of the Marks and the Domain Names, with immediate effect of the date of this agreement by mutual consent.

2.2 Despite clause 2.1, the Licensee is not obliged to terminate the Sub-licences, provided the Licensee must procure Beijing Lei Ting, Shenzhen Freenet and Wu Ji Network to agree to amend the Sub-licences so that they comply with the terms and conditions of this agreement, including the provisions of clause 16.5(a), within 10 Business Days of the date of this agreement. For the purposes of this agreement, the amended Sub-licences are deemed to be the sub-licences entered into by the Licensee pursuant to clause 16.5(a).

3.    Grant of Licence

3.1 The Licensor grants to the Licensee a royalty-free licence during the Term to use:

(a)   the Trademarks on a non-exclusive basis; and

(b)   the TOM.COM & Device mark and the Domain Names on an exclusive basis,

in relation to the provision of the Licensed Services in the Territory, subject to the terms of this agreement.

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3.2   For the avoidance of doubt, the licence granted under clause 3.1(b) in respect of the TOM.COM & Device mark does not exclude the Licensor itself or through any licensee from using that mark within the Territory for any purposes other than providing the Licensed Services.

3.3 For the avoidance of doubt, the licence granted under clause 3.1(b) in respect of the Domain Names only allows the Licensee to:

(a) set up and operate the Websites for the sole purpose of selling or supplying, or offering for sale or supply, the Licensed Services, targeting the public in the Territory only; and

(b) use the Domain Names as addresses on the internet, including as email addresses.

3.4 The Licensee must at all times fully comply, and ensure the Permitted Sub-Licensees fully comply, with the registration agreement(s) that the Licensor has entered into in respect of the registration of the Domain Names and any relevant policies issued by the Registrars in relation to domain names from time to time.

3.5 The Licensee acknowledges that to the extent the Licensor has not registered any of the Marks in the Territory, the Licensor only grants the Licensee the unregistered right, title and interest in those Marks, which it owns throughout the Territory.

3.6 The Licensee must record the licence granted to it under clause 3.1(a) with the Trademark Office. The Licensee must record the licence granted to it under clause 3.1(b) with the Trademark Office as soon as practicable after the TOM.COM & Device mark becomes registered. At any time during the Term, the Licensee may require the Licensor to execute short form recordal licences for each of the registered Marks for recordal at the Trademark Office, the terms of which will be no more onerous than the terms of this agreement. All information which the Licensee proposes to provide to the Trademark Office (including the wording of the short form recordal licence) must be approved in writing in advance by the Licensor. The Licensor may prevent the Licensee from providing certain information to the Trademark Office, if the Licensor believes that such disclosure is unnecessary.

3.7 On termination of this agreement, the Licensor and the Licensee will jointly notify the Trademark Office and the relevant local bureau(x) of industry and commerce of the fact of the termination in writing. The Licensee must assist the Licensor at the Licensee's cost as necessary to achieve cancellation of the records relating to this agreement.

3.8 At any time during the Term, the Licensor may request the Registrar to amend its registration records to show the Licensee as the person being responsible for all administration, billing and technical matters in respect of the Domain Names. The Licensor may require the Licensee to execute any documents that may be necessary to amend the registration records.

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4.    Conditions of Use

4.1   The Licensee must:

(a) use the Marks and the Domain Names only in a manner which conforms to the Brand Guidelines;

(b) use the Marks (including as respects colour, printing style, typeface and size) only in the form set out in the Brand Guidelines;

(c) include on all materials on which any of the Marks appear, the name of the Licensor;

(d) when using a registered Mark in the PRC, always mark the Mark with the symbol (R) or the characters [Description in Chinese];

(e) keep the Trademark Office and the Licensor informed of any changes in the name and address of the Licensee;

(f) include on all materials, on which any of the Marks or the Domain Names appears, a statement, in a form approved in writing by the Licensor, that the Mark or the Domain Name is owned or registered (as the case may be) by the Licensor, and, if applicable, is the registered trademark of the Licensor and is used under licence by the Licensee;

(g) not use, register or attempt to register any trademarks, company, business or trading names or domain names which are substantially identical or similar to (or which incorporate) any of the Marks or Domain Names, any aspect of them, or any other trademarks, trade names or domain names of the Licensor, without the Licensor's prior written consent (and then only in accordance with any conditions which the Licensor may, in its absolute discretion, provide for);

(h) not do anything which could, in the Licensor's reasonable opinion, bring the Marks, the Domain Names or the Licensor into disrepute or which could otherwise damage the goodwill attaching to the Marks, the Domain Names, any other trademarks or domain names or, trade names of the Licensor;

(i) not use the Marks in a manner which could, in the Licensor's reasonable opinion, result in any of them becoming generic or in the Licensor's rights in them becoming diluted, or which could otherwise prejudice or invalidate a registration or application for registration of any of the Marks;

(j) consult with the Licensor as to the form and content of all marketing, advertising and promotional materials in which the Marks appear, and not use or distribute any of these materials in any medium (electronic or otherwise), unless the Licensor has first approved them in writing;

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(k)   ensure that the provision of the Licensed Services, and its use of the
      Marks and Domain Names, comply at all times with all applicable laws, regulations and industry requirements and standards in force within the Territory; and

(l) at the costs of the Licensee, prepare, process or obtain all necessary documents, approvals, and permits and take compliance measures (including, if necessary, any registration of the Licensed Services) for the provision of the Licensed Services in the Territory.

5.    Maintenance of Marks and Domain Names

5.1 Throughout the Term, the Licensor will, at the Licensee's cost, take all reasonable steps to maintain registrations for:

(a)   the Marks in the Territory; and

(b)   the Domain Names (but subject to clause 5.2),

provided that the Licensee must promptly provide all assistance required by the Licensor in connection with doing so, including preparing evidence of the Licensee's use of the Marks.

5.2 If the Licensor has nominated the Licensee as the person being responsible for all administration, billing and technical matters in relation to the Domain Names pursuant to clause 3.8, the Licensee must, at its own cost, take all steps to maintain the registration for the Domain Names.

5.3 The Licensee must, at the Licensor's cost, provide all assistance (including preparing evidence of the Licensee's use of the Marks) required by the Licensor to enable the Licensor to:

(a) prepare, file and prosecute any trademark applications for the TOM.COM & Device mark and any new trademarks that are substantially identical with or similar to the Marks, or are otherwise related to the Marks; and

(b)   protect its rights in respect of the Marks and the Domain Names,

in any jurisdiction.

5.4 The Licensor may decide, in its absolute discretion, whether, and if so when, to prepare, file and prosecute any trademark applications for the TOM.COM & Device mark and any new trademarks that are substantially identical with or similar to the Marks, or are otherwise related to the Marks in any jurisdiction.

6.    Approval and Inspection

6.1   The Licensee must:

(a) provide the Licensor with samples of all materials (including any advertising, marketing or promotional materials on or in relation to which the Marks and

      Domain Names are used) for written approval by the Licensor prior to them being used; and

(b) on reasonable prior notice from the Licensor, permit the Licensor (or its nominated representative) to enter the Licensee's premises during any Business Day, to check that the Licensee is complying with its obligations under this agreement.

6.2 If the Licensor believes, on reasonable grounds, that the Licensee is failing to comply with any of its obligations under clause 4:

(a) the Licensee must take any steps (at the Licensee's expense) which the Licensor determines are necessary to ensure compliance; and

(b) the Licensee must not sell, distribute or otherwise dispose of any materials which the Licensor determines do not comply with the Licensee's obligations under clause 4, without the prior written consent of the Licensor.

7.    Registration of the Domain Names

7.1 If there are any changes in the rules or regulations (including the rules issued by any relevant Registrar), so as to prevent the Licensor from maintaining the registration of the Domain Names in its name, the Licensee must, at the direction of the Licensor, register the Domain Names in its own name and will give the Licensor particulars of any such registration, including renewal dates. All registrations by the Licensee will be held on trust for the Licensor and the Licensee undertakes to transfer each one to the Licensor immediately following termination of this agreement, or when such a transfer becomes permissible under the relevant rules or regulations, whichever is the earlier.

7.2 The Licensee consents to hyper-text links being put in place by the Licensor, if the Licensor deems it appropriate to do so, from any of its domain names to the Domain Names.

8.    Ownership

The Licensee acknowledges and agrees that:

(a) all Intellectual Property Rights and other rights in the Marks and the Domain Names are the exclusive property of the Licensor;

(b) it will not acquire, nor claim, any right, title or interest in or to any of the Marks and/or Domain Names, or the goodwill attaching to them by virtue of this agreement or its use of the Marks and the Domain Names in any jurisdiction, other than the rights specifically granted to it under clause 3.1;

(c) all goodwill arising from use of the Marks and the Domain Names by the Licensee before, during or after the Term will accrue and belong to the

      Licensor, and the Licensee must, at the Licensor's request and cost, promptly execute all documents required by the Licensor to confirm this; and

(d) all use of the Marks and the Domain Names by the Licensee will be deemed to be use by the Licensor for the purposes of proving and/or confirming the Licensor's ownership of the Marks and the Domain Names.

9.    Infringement

9.1 The Licensee must immediately notify the Licensor in writing of any of the following matters which comes to its attention (giving full particulars):

(a)   any actual, suspected or threatened infringement of the Marks;

(b) any unauthorised use of the Domain Names, or use of any other domain name which is substantially identical with or similar to the Domain Names, whether at the top level domain, country code top level domain or any other domain levels;

(c) any allegation or complaint made by any third party that any of the Marks and/or Domain Names is invalid, that use of the Marks and/or Domain Names infringes any third party rights, or that use of the Marks may cause deception or confusion to the public; and

(d) any other form of attack or claim to which any of the Marks and/or Domain Names may be subject.

9.2 The Licensee must not make any admissions in respect of these matters other than to the Licensor and must, in each case, provide the Licensor with all relevant information in its possession. The Licensee must take no other action in relation to these matters, except as directed or consented to by the Licensor.

9.3 The Licensor may decide in its absolute discretion whether or not to take action, what action to take and in whose name (either in the name of the Licensor, the Licensee, or the Licensor and the Licensee jointly) the action should be taken in respect of any of the matters in clause 9.1 and will have exclusive control over any resulting claims, actions and proceedings.

9.4 The Licensee must, at the Licensor's cost, provide any assistance which the Licensor requires (including bringing proceedings or lending its name to any proceedings brought by the Licensor) in connection with any of the matters in clause 9.1.

9.5 The cost of bringing or defending any claim or action under clause 9.1 will be borne by the Licensor. Any award of costs or damages or other compensation payment recovered in connection with any of those matters will be for the account of the Licensor.

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10.   Confidential information

10.1  Each party must:

(a) keep confidential the terms of this agreement and all information, whether in written or any other form, which has been disclosed to it by or on behalf of the other party in confidence or which by its nature ought to be regarded as confidential (including, without limitation, any business information in respect of the other party which is not directly applicable or relevant to the arrangement contemplated by this agreement) (Confidential Information); and

(b) procure that its officers, employees and representatives keep secret and treat as confidential all such documentation and information.

10.2  Clause 10.1 does not apply to information:

(a) to the extent required to be disclosed by any applicable law or by any recognised stock exchange or governmental or other regulatory or supervisory body or authority of competent jurisdiction, to whose rules the party making the disclosure is subject, whether or not having the force of law, provided that the party disclosing the information must notify the other party of the information to be disclosed (and of the circumstances in which the disclosure is alleged to be required) as early as reasonably possible, before such disclosure must be made and must take all reasonable action to avoid and limit such disclosure;

(b) which has been independently developed by the recipient party, otherwise than in the course of the exercise of that party's rights under this agreement or the implementation of this agreement;

(c) which, in order to perform its obligations under or pursuant to this agreement, either party is required to disclose to a third party;

(d) disclosed to any applicable tax authority to the extent required by a legal obligation; or

(e) which the recipient party can prove was already known to it before its receipt from, or which was developed independently of, the disclosing party.

10.3  This clause 10 will survive the expiry or termination of this agreement.

11.   Indemnity

11.1 The Licensor will not, under any circumstances, be responsible for any statement or representation made by the Licensee in relation to any Licensed Services. To the extent that the Licensor becomes responsible as a result of statutory regulation or otherwise, the Licensee must indemnify the Licensor against any claims or demands arising out of any such statement or representation.

11.2 The Licensee must indemnify the Licensor (both as principal and as agent for all Permitted Sub-Licensees) for and against any and all losses, liabilities, costs, expenses and claims (including all legal costs and expenses on a solicitor and own client basis) suffered or incurred by the Licensor as result of or in connection with:

(a) any breach by the Licensee of this agreement, negligence or other act or omission;

(b) any action, claim, demand or proceedings by a third party in connection with the use of the Marks or the Domain Names by the Licensee (other than in accordance with the terms of this agreement);

(c) any action, claim, demand or proceedings by the Registrar in connection with the Domain Names;

(d) any action, claim, demand or proceedings by a third party in connection with the provision of the Licensed Services by the Licensee;

(e) use by the Licensee of any corporate name or trading style or domain name derived from the Marks or Domain Names in breach of the terms of this agreement;

(f) any action, claim, demand or proceedings by a third party in connection with any act or omission of the Licensee or any Permitted Sub-Licensee; or

(g) any breach by any Permitted Sub-Licensee of the terms of its sub-licence agreement or any negligence or other act or omission by the Permitted Sub-Licensees.

12.   Licensee's representations and warranties

12.1  The Licensee represents and warrants that:

(a)   it is a company duly incorporated under the laws of the PRC; and

(b) it has obtained all necessary authorisation permits and/or approvals from all necessary and relevant third parties and/or government authorities in order to perform its obligations and duties under this agreement.

12.2 The Licensee further represents and warrants that its execution and performance of this agreement:

(a)   are within its corporate power and business scope;

(b)   have been duly authorized by all necessary corporate action;

(c)   will not contravene its articles of association; and

(d) will not contravene any law (including regulations, policies, directives, tax rulings, customs notices, import tax liabilities or requirements, etc.) or contractual restrictions binding on or affecting it.

13.   Duration of Agreement

13.1 This agreement commences on the date of this agreement and, unless terminated earlier in accordance with clause 14, continues up to and including the date on which the later of the following events occurs (the Expiry Date):

(a) TOM Group Limited's percentage ownership of the total issued ordinary shares of TOM Online Inc. (whether in the form of ordinary shares or ordinary shares represented by American depository shares and whether directly or indirectly and legally or beneficially owned) falls below 30% of the total issued ordinary shares of TOM Online Inc.; and

(b) the second anniversary of the date, on which the ordinary shares of TOM Online Inc. are listed on the Growth Enterprise Market of The Stock Exchange of Hong Kong Limited and/or American depository shares representing ordinary shares in TOM Online Inc. are included for quotation on the NASDAQ National Market in the United States (whichever is the earlier).

13.2 To the extent possible, within 30 Business Days prior to the Expiry Date, the Licensor may by written notice require the Licensee to commence to negotiate a further licence agreement that would allow the Licensee to continue using the Marks and the Domain Names, and the term of this agreement will be extended from the Expiry Date until the earlier of:

(a) the parties enter into further licence agreements in respect of the use of the Marks and the Domain Names; or

(b) the expiry of a one-year period from the Expiry Date, if the parties fail to agree on the terms and conditions of a further licence agreement in respect of the use of the Marks within 30 Business Days of the Expiry Date.

13.3 The parties agree that the further licence agreement in respect of the Domain Names will contain, at the minimum, the following terms:

(a) the Licensor will grant the Licensee a perpetual and non-exclusive licence to use:

      (i)  the "TOM.COM" mark solely in the form of the Domain Names; and

      (ii) the Domain Names,

      in respect of the Licensed Services in the Territory, for a lump sum up-front fee, that is the lower of the amount to be agreed between the parties or US$5,000,000; and

(b) for the avoidance of doubt, the licence under clause 13.3(a) only confers on the Licensee the rights set out in clause 3.3.

13.4  During the one-year period referred to in clause 13.2(b):

(a) the Licensee may use secondary marks or service names, which may be created by itself or others, in close proximity to the Marks to distinguish the Licensed Services, subject to the prior written approval of the Licensor. The Licensee may only use such secondary marks or service names for the sole purpose of transitioning out of using the Marks;

(b) the Licensee must exercise its right under clause 13.4(a) in a manner that fully complies with clause 4; and

(c) the Licensee may register the secondary marks or service names under its own name, subject to the Licensor approving the application to be filed by the Licensee for the registration.

14.   Termination

14.1 On the occurrence of any of the following events, the Licensor may (without prejudice to any other right or remedy) by written notice to the Licensee terminate this agreement with immediate effect:

(a) if the Licensee commits a breach of any material obligation under this agreement, and in the case of a breach which is capable of remedy fails to remedy it within 30 days of receipt of notice from the Licensor of such breach and of its intention to exercise its rights under this clause. For the purposes of this clause 14.1(a), a breach will be considered capable of remedy, if the party in breach can comply with the provision in question in all respects other than as to time of performance; or

(b) a petition is presented, or a meeting is convened for the purpose of considering a resolution or other steps are taken for the winding up of the Licensee or a winding up order is made against or a provisional liquidator appointed with respect to the Licensee; or

(c) an encumbrancer takes possession of, or a trustee or administrative receiver or similar officer is appointed in respect of, all or any part of the business or assets of the Licensee, or distress or any form of execution is levied or enforced upon or sued out against any such assets and is not discharged within 7 days of being levied, enforced or sued out; or

(d) the Licensee is unable to pay or becomes unable to pay its debts as they fall due, or suspends or threatens to suspend making payments with respect to all or any class of its debts, or the value of the Licensee's assets is less than the amount of its liabilities, taking into account its contingent and prospective liabilities, or a moratorium is declared in respect of the Licensee's debts; or

(e) any step, including a proposal, petition or order, the convening of a meeting or a resolution, is taken by the Licensee or any person with a view to a composition or arrangement or composition with, or any assignment for the benefit of, its creditors; or

(f) anything analogous to any of the events described in paragraphs (b) - (e), inclusive, occurs under the laws of any applicable jurisdiction; or

(g) the Licensee ceases or threatens to cease to carry on the whole or any material part of its business; or

(h) the Licensee challenges the validity of or the entitlement of the Licensor to use or license the use of any of the Marks or Domain Names, or objects to the renewal of any of the Marks or Domain Names; or

(i) if the Trademarks Office refuses to record this agreement for whatever reason; or

(j)   any material change occurs in the ownership or control of the Licensee.

14.2 Either party may terminate this agreement on 90 days written notice to the other party, if that party reasonably believes that circumstances have changed to such an extent that the Licensee is no longer able, or permitted by a change in government policy or practice, to provide the Licensed Services in the Territory by utilizing its current business practices and structure.

15.   Consequences of Termination

15.1 On expiry or termination of this agreement for any reason, the licence granted under clause 3.1, will immediately cease and the Licensee must immediately:

(a) cease all use of the Marks and Domain Names in relation to the Licensed Services or otherwise (including cancelling, or at the option of the Licensor, transferring to the Licensor, any registrations in its name for any corporate, business, trade or domain names incorporating any of the Marks or Domain Names, or any aspect of them, with any relevant registry and any telephone listings);

(b) immediately (and at its own expense) deliver to the Licensor or to any person nominated by the Licensor all products and materials, in electronic or hard copy form, (including signs, advertising materials, technical data, stationery, designs and drawings) under its or its agent's control on or in relation to which any of the Marks or Domain Names are being or have been used by the Licensee; or, if requested by the Licensor, destroy them and certify in writing to the Licensor that this has been done and the cost of such delivery or destruction, as the case may be, will be borne by the Licensee; and

(c) immediately (and at its own expense) deliver to the Licensor or to any person nominated by the Licensor all Confidential Information, in electronic or hard copy form, (including signs, advertising materials, technical data, stationery, designs and drawings) under its or its agent's control or, if requested by the Licensor, destroy them and certify in writing to the Licensor that this has been done and the cost of such delivery or destruction, as the case may be, will be borne by the Licensee.

15.2 Termination or expiry of this agreement will not release either party from any liability which at the time of termination or expiry has already accrued to the other party, nor affect in any way the survival of clauses 8, 9, 10 11, 17, any other right, duty or obligation of the parties which is expressly stated elsewhere in this agreement to survive such termination or expiry.

16.   Assignment and Other Dealings

16.1 The Licensee agrees and acknowledges that the Licensor is entitled at any time to assign, transfer or charge all or any of its rights and/or obligations under this agreement or to sub-contract the performance of any of its obligations under this agreement, without the consent of the Licensee.

16.2 If the Licensor assigns, transfers or charges any of its rights and/or obligations under this agreement or sub-contracts the performance of any of its obligations under this agreement, the Licensor will notify the Licensee as soon as practicable after such assignment, transfer, or charge or sub-contracting, together with particulars of the assignee, transferee, or chargee or sub-contractor.

16.3 The Licensee must from time to time upon request from the Licensor execute any agreements or other instruments (including, without limitation, any supplement or amendment to this agreement) as may be required by the relevant recordal procedures; or which may be required in order to give effect to or perfect any assignment, transfer, or charge or sub-contracting referred to in clause 16.1.

16.4 Subject to clause 16.5, the Licensee must not, and it must not purport to, assign, transfer, charge or otherwise deal with all or any of its rights and/or obligations under this agreement, and the Licensee must not declare, create or dispose of any right or interest in it, or sub-contract the performance of any of its obligations under this agreement, without the prior written consent of the Licensor, which consent may be withheld or delayed by the Licensor in its sole discretion.

16.5  The Licensee may:

(a) without the prior written consent of the Licensor, sub-license its rights under this agreement to any entity within the Group, provided:

      (i) the sub-licence must be in writing on the same terms as this agreement (except that the sub-licensee must not have the right to sub-license its rights under the sub-licence to any third party);

      (ii) the permission to sub-license (and all sub-licences granted) under this clause will terminate automatically on termination or expiry of this agreement;

      (iii) the Licensee will be liable for all acts and omissions of its sub-licensees;

      (iv) the Licensee must at all times and at its own cost enforce compliance by the sub-licensees with the terms of the sub-licences;

      (v) the Licensee must take all steps, at its own cost, necessary to record any sub-licence or short form recordal licence at the Trademark Office and the Licensor will have the same rights in respect of such recordal documentation as provided for in respect of the recordal of this agreement under clauses 3.6 and 12; and

      (vi) upon a sub-licensee ceasing to be a member of the Group, the relevant sub-licence will terminate automatically; and

(b) with the prior written consent of the Licensor, sub-licence its rights under this agreement to any entity outside the Group, on terms and conditions to be approved by the Licensor, which approval may be withheld or delayed by the Licensor in its sole discretion.

17.   Resolving Disputes

17.1  Consultation

(a) The parties will attempt in good faith to resolve any dispute arising out of or relating to this agreement, by consultation with one another as soon as practicable after the dispute arises.

(b) If, 30 days after the dispute arises, the parties cannot reach a mutual agreement as to how to solve the dispute, senior management of the respective parties will meet for a second consultation.

(c) If the dispute is not resolved within 30 days after such second consultation is proposed, either party may refer the matter to arbitrators for binding arbitration, in accordance with clause 17.2 below.

17.2  Arbitration

(a) If the parties are unable to resolve any dispute, controversy or claim arising out of or relating to this agreement through negotiation, as provided in clause 17.1 above, the matter will, at the written request of either party, be settled by arbitration in accordance with the UNCITRAL Arbitration Rules as at present in force and as may be amended by the rest of this clause.

(b) The arbitration will be conducted in the English language in Hong Kong at the Hong Kong International Arbitration Centre (HKIAC).

(c) There will be a panel of three arbitrators. Each party will appoint one arbitrator to the panel. The third arbitrator will be appointed by the two arbitrators already appointed to the panel by the parties or, in the absence of agreement on the last appointment within 20 days, will be appointed by the then Secretary General of the HKIAC.

(d) Any such arbitration must be administered by the HKIAC in accordance with the HKIAC Procedures for Arbitration in force at the date of this agreement, including such additions to the UNCITRAL Arbitration Rules as are therein contained.

(e) The arbitration award will be final and conclusive and will receive recognition, and judgment upon such award may be entered and enforced, in any court of competent jurisdiction.

18.   Notices

18.1 Any notice to be given by one party to the other under, or in connection with, this agreement must be in writing and signed by or on behalf of the party giving it. It must be served by sending it by fax to the number set out in clause 18.2, or delivering it by hand, or sending it by pre-paid recorded delivery, special delivery or registered post, to the address set out in clause 18.2, and in each case marked for the attention of the relevant party (or as otherwise notified from time to time in accordance with the provisions of this clause 18). Any notice so served by hand, fax or post will be deemed to have been duly given:

(a)   in the case of delivery by hand, when delivered;

(b)   in the case of fax, at the time of transmission;

(c) in the case of prepaid recorded delivery, special delivery or registered post, at 10.00 am on the second Business Day following the date of posting,

provided that in each case where delivery by hand or by fax occurs after 6.00 pm on a Business Day or on a day which is not a Business Day, service shall be deemed to occur at 9.00 am on the next following Business Day.

References to time in this clause are to local time in the country of the addressee.

18.2  The addresses and fax numbers of the parties for the purpose of clause
18.1 are as follows:

(a)   Licensor

      Address:      48/F., The Centre
                    99 Queen's Road Central
                    Central
                    Hong Kong

      Fax:          852 2189 7446

      Attention:    The Company Secretary

(b)   Licensee

      Address:      Room F09, 2/F
                    3 North Yongchong Road
                    Beijing Economic-Technological Development Area
                    Beijing
                    The People's Republic of China

      Fax:          86 10 8518 1160

      Attention:    The Company Secretary

      with a copy to TOM Online Inc.

      Address:      8/F, Tower W3
                    Oriental Plaza
                    No. 1 Dong Chan An Avenue
                    Dong Cheng District
                    Beijing 100738
                    The People's Republic of China

      Fax:          86 10 8518 5555

      Attention:    The Company Secretary

18.3 A party may notify the other party to this agreement of a change to its name, relevant addressee, address or fax number for the purposes of this clause 18, provided that, such notice will only be effective on:

(a) the date specified in the notice as the date on which the change is to take place; or

(b) if no date is specified or the date specified is less than 5 Business Days after the date on which notice is given, the date following 5 Business Days after notice of any change has been given.

18.4 All notices under or in connection with this agreement must be in the English language or, if in Chinese, accompanied by a translation into English. In the event of any conflict between the English text and the Chinese text, the English text will prevail.

19.   Waivers

No failure or delay by either party in exercising any right or remedy provided by law under or pursuant to this agreement will impair such right or remedy, or operate or be construed as a waiver or variation of it, or preclude its exercise at any subsequent time. No single or partial exercise of any such right or remedy will preclude any other or further exercise of it or the exercise of any other right or remedy.

20.   Remedies Cumulative

The rights and remedies of each of the parties under or pursuant to this agreement are cumulative, may be exercised as often as such party considers appropriate and are in addition to its rights and remedies under general law.

21.   Amendment

No variation of this agreement will be valid, unless it is in writing and signed by or on behalf of both parties.

22.   Severability

If and to the extent any provision of this agreement is held to be illegal, void or unenforceable, such provision will be given no effect and will be deemed not to be included in the agreement, but without invalidating any of the remaining provisions of this agreement.

23.   Force Majeure

23.1 Neither party will be liable for any failure or delay in performing any of its obligations under or pursuant to this agreement, if such failure or delay is due to force majeure, and it will be entitled to a reasonable extension of the time for performing such obligations as a result of such cause.

23.2 For the purpose of this clause 23, "force majeure" means any circumstances not foreseeable at the date of this agreement and not within the reasonable control of the party in question including, without prejudice to the generality of the foregoing, acts by government authorities, strikes, lockouts, shortages of labour or raw materials, civil commotion, riot, invasion, war, threat of or preparation for war, fire, explosion, storm, flood, earthquake, lightening, subsidence, epidemic or other natural physical disaster, but excluding shortage of funds or financing.

24.   Entire Agreement

24.1 Upon execution of this agreement, the parties mutually agree to terminate all the agreements that they have entered into in respect of the Marks and the Domain Names prior to the date of this agreement, effective as of the date of this agreement.

24.2 This agreement sets out the entire agreement and understanding between the parties in respect of the subject matter of this agreement. It is agreed that:

(a) neither party has entered into this agreement in reliance upon any representation, warranty or undertaking of the other party which is not expressly set out or referred to in this agreement;

(b) neither party will have any remedy in respect of misrepresentation or untrue statement made by the other party which is not contained in this agreement; and

(c) this clause will not exclude any liability for, or remedy in respect of, fraudulent misrepresentation.

25.   Legal Relationship

Nothing in this agreement is deemed to constitute a partnership between the parties nor constitute any party the agent of the other party for any purpose.

26.   Governing Law and Jurisdiction

26.1 This agreement and the relationship between the parties will be governed by, and interpreted in accordance with, the law of Hong Kong Special Administrative Region (HKSAR) without regard to conflict of law principles. In the absence of applicable published laws of the HKSAR for a certain matter, international legal principles and practices will apply.

26.2 Each of the parties agrees that the courts of Hong Kong SAR are to have exclusive jurisdiction to settle any dispute (including claims for set-off and counterclaims), which may arise in connection with this agreement, and for such purposes irrevocably submit to the jurisdiction of the HKSAR courts.

27.   Language

This agreement (and any related short form recordal licences) may be written in a Chinese version and in an English version. Both the Chinese and English versions are equally effective. If there is any inconsistency between the Chinese and English versions, the English version will prevail.

28.   Counterparts

This agreement may be executed in any number of counterparts and by the parties to it on separate counterparts, each of which is an original but all of which together constitute one and the same instrument.

                                   SCHEDULE 1

                                   TRADEMARKS

Part A.  Registered Trademarks

------------------------------------------------------------------------------------------------------------------------
                                                     Registration   Registration
Trade/Service Mark   Place of Registration   Class   No.            Date           Goods/services
------------------------------------------------------------------------------------------------------------------------
TOM & LOGO (1)       People's Republic of    35      1499371        28 Dec 2000    Advertising and promotion services
                     China                                                         and information services relating
[Company Logo]                                                                     thereto; business information
                                                                                   services; all provided online from a
                                                                                   computer database or the Internet;
                                                                                   compilation of advertisements for use
                                                                                   as web pages on the Internet; all
                                                                                   included in Class 35.
------------------------------------------------------------------------------------------------------------------------
TOM & LOGO (1)       People's Republic of    36      1491635        14 Dec 2000    Information services relating to
                     China                                                         finance and insurance, provided
[Company Logo]                                                                     on-line from a computer database or
                                                                                   the Internet; all included in Class
                                                                                   36.

------------------------------------------------------------------------------------------------------------------------
                                                     Registration   Registration
Trade/Service Mark   Place of Registration   Class   No.            Date           Goods/services
------------------------------------------------------------------------------------------------------------------------
TOM & LOGO (1)       People's Republic of    37      1499788        28 Dec 2000    Information services relating to
                     China                                                         repair or installation, provided
[Company Logo]                                                                     on-line from a computer database or
                                                                                   the Internet; repair and installation
                                                                                   of telecommunication apparatus; all
                                                                                   included in Class 37.
------------------------------------------------------------------------------------------------------------------------
TOM & LOGO (1)       People's Republic of    38      1491846        14 Dec 2000    Telecommunication, facsimile, telex,
                     China                                                         telephone, telegram, message
[Company Logo]                                                                     collection and transmission services
                                                                                   via electronic means; transmission of
                                                                                   data and of information by
                                                                                   electronic, computer, cable, radio,
                                                                                   radio paging, teleprinter,
                                                                                   teleletter, electronic mail, fax
                                                                                   machine, television, microwave, laser
                                                                                   beam, communications satellite or
                                                                                   other telecommunication means;
                                                                                   consultancy services relating to data
                                                                                   communications; telecommunication
                                                                                   services via radio, satellite and
                                                                                   cable network systems; videotext and
                                                                                   teletext transmission services;
                                                                                   broadcasting or transmission of radio
                                                                                   and television programmes, rental of
                                                                                   telecommunications apparatus; time
                                                                                   sharing services for
                                                                                   telecommunication apparatus;
                                                                                   telecommunication of information
                                                                                   (including web pages), computer
                                                                                   programs and any other data;
                                                                                   electronic mail services; provision
                                                                                   of telecommunications access and
                                                                                   links to computer databases and the
                                                                                   Internet; all included in class 38.

------------------------------------------------------------------------------------------------------------------------
                                                     Registration   Registration
Trade/Service Mark   Place of Registration   Class   No.            Date           Goods/services
------------------------------------------------------------------------------------------------------------------------
TOM & LOGO (1)       People's Republic of    41      1491525        14 Dec 2000    Information relating to entertainment
                     China                                                         or education, sports and leisure,
[Company Logo]                                                                     provided on-line from a computer
                                                                                   database or the Internet; electronic
                                                                                   game services provided by means of
                                                                                   the Internet; all included in Class
                                                                                   41.

Part B.  Applications

------------------------------------------------------------------------------------------------------------------------
                                                     Application    Application
Trade/Service Mark   Place of Application    Class   No.            Date           Goods/services
------------------------------------------------------------------------------------------------------------------------
TOM & LOGO (1)       People's Republic of    42      9900152449     16 Dec 1999    Testing of computing,
                     China                                                         telecommunication, electrical and
[Company Logo]                                                                     electronic apparatus and instruments;
                                                                                   computer programming; software design
                                                                                   and development; computer software
                                                                                   design, computer systems analysis,
                                                                                   maintenance of computer software;
                                                                                   professional consultancy services
                                                                                   relating to telecommunications,
                                                                                   computing apparatus and instruments,
                                                                                   computer networks, software and
                                                                                   information systems, technical
                                                                                   research; rental of electrical and
                                                                                   electronic apparatus and instruments
                                                                                   relating to computing; providing
                                                                                   access to and leasing access time to
                                                                                   computer data bases; computer rental;
                                                                                   design, drawing and commissioned
                                                                                   writing, all for the compilation of
                                                                                   web pages on the Internet;
                                                                                   information services relating to
                                                                                   temporary accommodation, meal,
                                                                                   medical treatment and medicine,
                                                                                   beauty, gardening, law, security,
                                                                                   technology research, fashionable
                                                                                   dress, weather, computer and computer
                                                                                   network, news, provided on-line from
                                                                                   a computer database or from the
                                                                                   Internet; all included in Class 42.
------------------------------------------------------------------------------------------------------------------------
TOM & LOGO (1)       People's Republic of    9       9900152443     16 Dec 1999    Data processing apparatus; data
                     China                                                         logging apparatus; data storing
                                                                                   apparatus; data transmission and
                                                                                   reception apparatus; data display

------------------------------------------------------------------------------------------------------------------------
                                                     Application    Application
Trade/Service Mark   Place of Application    Class   No.            Date           Goods/services
------------------------------------------------------------------------------------------------------------------------
[Company Logo]                                                                     apparatus; data input, output or
                                                                                   print-out apparatus;
                                                                                   facsimile, telex, telephone,
                                                                                   telegram, radiopaging,
                                                                                   telecommunications, data
                                                                                   communications and data acquisition
                                                                                   installations, apparatus and
                                                                                   instruments; all for processing,
                                                                                   logging, storing, transmission,
                                                                                   display, reception, input, output or
                                                                                   print-out of non-pictorial or
                                                                                   graphical data; apparatus for
                                                                                   recording, transmission or
                                                                                   reproduction of sound or images;
                                                                                   discs, tapes and wires, all being
                                                                                   magnetic data carriers; floppy disc
                                                                                   driving apparatus; magnetic encoded
                                                                                   cards; magnetic tapes for audio or
                                                                                   visual signals, video display units,
                                                                                   video discs, electronic computers,
                                                                                   computer terminals, computer
                                                                                   keyboards and printers for use
                                                                                   therewith, computer programs;
                                                                                   computer software and hardware;
                                                                                   computer memories; computer
                                                                                   interfaces; microprocessors; modems,
                                                                                   digital optical transmission
                                                                                   apparatus and instruments; laser
                                                                                   apparatus and instruments; apparatus
                                                                                   included in Class 9 for viewing
                                                                                   electronic images recorded by
                                                                                   electronic cameras; facsimile
                                                                                   telegraphy apparatus; computer
                                                                                   software and publications in
                                                                                   electronic form supplied on-line from
                                                                                   databases or from facilities provided
                                                                                   on the Internet (including web sites)
                                                                                   and recorded in data carriers;
                                                                                   computer software and
                                                                                   telecommunications apparatus
                                                                                   (including modems) to enable
                                                                                   connection to databases and the
                                                                                   Internet; computer software to enable

------------------------------------------------------------------------------------------------------------------------
                                                     Application    Application
Trade/Service Mark   Place of Application    Class   No.            Date           Goods/services
------------------------------------------------------------------------------------------------------------------------
                                                                                   searching of data; all included in
                                                                                   Class 9.

                                   SCHEDULE 2

                                  DOMAIN NAMES

tom.com

bj.tom.com

cn.tom.com

                                   SCHEDULE 3

                                TOM.COM & DEVICE


                                 [Company Logo]

                                   SCHEDULE 4

                                BRAND GUIDELINES

                             Part A Brand Guidelines

1. The Mark must always be highlighted in literature and advertising to draw attention to its special status as a trademark.

2. The symbol (R) for registered marks and symbol(TM) for unregistered marks, must be used in at least one prominent position in all labels, packaging, promotional materials, website or any other medium where the Mark is used.

3. On all product labels, packaging, promotional materials, website, or any other medium on which the Mark is used, there must always be:

     (a)  a statement that the Mark is used under licence from the Licensor; and

     (b) a statement as to the place of manufacture of the products to which the Mark is applied.

4. The Mark must only be used as an adjective and not as a noun or a verb. It must not be used to describe the goods or services to which it relates.

5.   The Mark must never be pluralised.

6. The Mark must only be used in connection with the products or services for which it is registered or applied for. It must not be used either by itself or as part of any other identification or name in relation to any goods or services not authorised by the Licensor.

7. The Mark must only be used in accordance with the "TOM mark basic application guidelines" specified by the Licensor from time to time and set out as at the date of this Agreement in Part B of the Brand Guidelines.

8. Use of the Mark must be uniform and consistent and in the form in which it is registered or applied for. In particular, the Mark must be used only in the size, shape, colour and fonts in which it is specified. No alteration, modification, distortion or animation in any way can be made to the Mark.

9. The Mark must not be used together with any other trade marks (i.e. in co-branding), without the approval of the Licensor. As a general rule no other trade mark, graphic or text may appear in close proximity to the Mark, unless otherwise permitted under this agreement.

10. The market place must be carefully and continuously monitored to identify any unauthorised use or misuse of any of the Marks.

11. All artwork incorporating the Mark must be in an approved form and deposited with a central repository.

12. No part of the Mark may be included in domain name registrations, without the approval of the Licensor.

13. No part of the Mark may be included in a company name, without the approval of the Licensor.

                Part B The TOM Mark Basic Application Guidelines

1. Fixed Format: The TOM symbol and "tom.com" are set in a fixed format. No other versions, formats or rearrangements are allowed. The Mark must always be reproduced from the digital artwork template provided

2. Exclusion Zone: there is an exclusion zone set around the Mark. No graphic elements are allowed within this zone:-

[CHART APPEARS HERE]

3. Minimum Size: There are guidelines governing the size of the logo. The symbol size should not be smaller than 7mm as measured below:

[CHART APPEARS HERE]

4. Background & Colour: The TOM blue (pantone 5467) is the preferred background. Please refer to the 4-colour & pantone requirement of the Mark below:-

[CHART APPEARS HERE]

[CHART APPEARS HERE]

     Whenever possible the corporate colours should be printed using Pantone colours.

5. Inappropriate Special Effects: The Mark can only appear in the fixed formats shown. Examples of unacceptable usage are shown below:-

[CHART APPEARS HERE]

6. Mark in Chinese: The same fixed format should be applied in both Chinese and English language environment.

7. Trademark as Part of a Slogan: There is no fixed format for the Mark as part of the slogan. It has to be considered and judged on a case-by-case basis.

IN WITNESS WHEREOF this agreement has been signed by the authorised representatives of the parties on the day and year first written above.


SIGNED by Debbie Chang   )
                         )
on behalf of             )                             /s/ Debbie Chang
TOM.COM ENTERPRISES      )
LIMITED                  )
in the presence of       )


Name:

Position:

Nationality:


SIGNED by Xu Zhiming     )
                         )
on behalf of             )                             /s/ Xu Zhiming
BEIJING SUPER CHANNEL    )
NETWORK LIMITED          )
in the presence of       )


Name:  Angela S.F. Mak       /s/ Angela S.F. Mak

Position: Solicitor

Nationality: Australian